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EXHIBIT 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, RAYMOND GRIMM, JR., Chief Executive Officer and Chief Financial Officer of FemOne, Inc. (the "Registrant"), certify that;

(1)      I have reviewed this quarterly report on Form10-QSB of the Registrant;

(2) based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

(3) based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, and results of operations of the Registrant as of, and for, the periods presented in this quarterly report;

(4) I am responsible for establishing and maintaining internal controls and for the Registrant, and have:

         a) designed such internal disclosure controls to ensure that material information relating to the Registrant, and its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b) evaluated the effectiveness of the Registrant's internal controls as of a date within 90 days prior to this report; and

         c) presented in this report our conclusions about the effectiveness of the internal controls based on our evaluation as of that date;

(5) I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors:

         a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

(6) I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:   November 15, 2004

/s/ Raymond Grimm, Jr.
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    Raymond Grimm, Jr.

CHIEF EXECUTIVE OFFICER AND
CHIEF  FINANCIAL OFFICER
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(Title)